UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

August 12, 2008
__________

CARVER BANCORP, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE
(STATE OR OTHER JURISDICTION OF INCORPORATION)

1-13007	13-3904174
(COMMISSION FILE NUMBER)	(I.R.S. EMPLOYER IDENTIFICATION NO.)

75 West 125th Street
New York, NY  10027-4512
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(718) 230-2900
(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 12, 2008, Roy Swan gave notice to Carver Bancorp, Inc. (the “Company”) that he has resigned his position as Executive Vice President, Chief Financial Officer and Principal Financial and Accounting Officer of the Company, effective September 12, 2008.

The Company issued a press release announcing Mr. Swan’s resignation.  A copy of the press release is furnished as Exhibit 99.1 hereto.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is filed as part of this report.

99.1	Press release entitled “Carver Bancorp, Inc. Announces Management Change”, dated August 18, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARVER BANCORP, INC.

Date: August 18, 2008	By:	/s/ Deborah C. Wright
Deborah C. Wright
Chairman and Chief Executive Officer